Forward Looking Statement

EXHIBIT 99
Certain of the matters discussed in this communication about us and our subsidiaries future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,”
“hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC),
including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and
Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
• adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and risks,
• any deterioration in our credit quality or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve, or continue to sustain, our expected levels of operating performance,
• any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to sufficiently obtain coverage or recover proceeds of insurance on such matters,
• increases in competition in energy supply markets as well as competition for certain rate-based transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, and
• changes in technology and customer usage patterns.
All of the forward-looking statements made in this communication are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-
looking statements made in this communication apply only as of the date of this communication. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this communication are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Income from Continuing
Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP).  Operating Earnings is a non-
GAAP financial measure that differs from Net Income because it excludes gains or losses associated with Nuclear Decommissioning Trust (NDT), Mark-to-Market
(MTM) accounting, and other material one-time items.  PSEG presents Operating
Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of
Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. Slides A and B at the end of this presentation include a list of items excluded from Income from Continuing Operations/Net Income to reconcile to
Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSE&G’s Energy Strong Capital Program
addresses new reality
New ten-year, $3.9 Billion Infrastructure Program filed February 2013 with the NJBPU to strengthen PSE&G’s distribution system focusing on hardening and resiliency
Plan to invest an additional $1.5 Billion in transmission grid over the ten-year period
The 10-year Energy Strong proposal includes:
Protecting 40 utility installations from severe storms ($1.7 Billion)
Making the electric grid smarter and easier to repair ($460 Million)
Adding backup distribution lines and system redundancies ($550 Million)
Undergrounding 20 miles of overhead distribution lines ($60 Million)
Modernizing the gas distribution system ($1.2 Billion)
PSE&G is seeking BPU approval to implement the first five years of the Energy Strong proposal, an investment of $2.6 Billion
The proposed filing creates ~5,800 jobs and stimulates economic activity for
New Jersey businesses

68 local NJ towns and 6 counties
support
• 68 municipalities and six counties (Bergen, Hudson, Mercer,
Passaic, Somerset and Union) have approved resolutions in
support of Energy Strong, PSE&G’s infrastructure proposal to improve and fortify its electric and gas distribution systems
• The Energy Strong proposal is currently being evaluated by the
NJ Board of Public Utilities
• Public hearings are scheduled for September and October 2013

PSEG First Half 2013 - Highlights
Maintaining 2013 operating earnings guidance of $2.25 - $2.50 per share
Strong earnings:  First half 2013 earnings of $1.33 per share vs. $1.28 in year-ago period
Power benefitting from higher capacity prices and asset location
PSE&G seeing results from increased investment in transmission
O&M under control {Continuing control of O&M supporting results}
Capital investment on schedule
PSE&G received approval to invest $446 million in extensions of Solar 4 All and Solar Loan programs
PSE&G’s existing $3.4 billion Transmission investment program remains on schedule
Hearings scheduled for Energy Strong, PSE&G’s $2.6 billion, 5-year capital infrastructure program
Full year 2013 operating earnings expected to be at the upper end of guidance, assuming normal weather and unit operations

Financial position remains strong
S&P credit rating upgrade across Enterprise, Power and PSE&G
Debt represented 41% of capital at June 30, 2013
Dividend increased 1.4% to $1.44 per share, the 9 increase in the last ten years th

2013 Operating Earnings *
Investment in the
regulated business
has changed the
earnings mix
Our 2009-2013
investment focus has
brought us to a 50/50
mix for 2013
PSE&G’s 2013-2017
Energy Strong Program
and ongoing transmission
investments will support
continued growth in
PSE&G’s earnings
Percent of Operating Earnings Contribution by Subsidiary
PSE&G
Power
Other

20%
27%
38%
43%
50%
76%
69%
61%
52%
47%
2009 2010 2011 2012 2013E
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET
INCOME TO RECONCILE TO OPERATING EARNINGS; ALL PERIODS REFLECT TEXAS IN
DISCONTINUED OPERATIONS.  E=ESTIMATE
$2.74 $2.44 $2.25 -$2.50E $3.09 $3.12

PSE&G’s 2013 operating earnings
benefiting from transmission growth and cost containment
initiatives
E= ESTIMATE

$528
2012 2013 Guidance
PSE&G Operating Earnings*
($ Millions)
$580 - $635E
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.

Maintaining 2013 operating earnings guidance
E = ESTIMATE
Based on our performance year-to-date, we expect full year
operating earnings to be at the upper end of guidance,
assuming normal weather and unit operations

PSEG Operating Earnings
$ Millions (except EPS) 2013E
PSEG Power $535 - $600
PSE&G $580 - $635
PSEG Energy Holdings/Parent $25 - $35
Operating Earnings* $1,140 - $1,270
2013 Earnings Guidance $2.25 - $2.50
*SEE SLIDE FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.

PSEG Summary
• Maintaining 2013 operating earnings guidance of $2.25 - $2.50 per share -- based on financial results to date, we expect operating earnings for the full year to be at the upper end of our guidance range assuming normal weather and unit operations
• Double digit operating earnings growth at PSE&G starting in 2013, and continuing through 2015 driven by transmission investments and approved programs
• Power’s continued focus on operational excellence, market expertise and financial strength reduces risk in low price environment
• Strong Balance Sheet and Cash Flow support full capital program without the need for equity
• Long history of returning cash to the shareholder through the common dividend, with opportunity for future growth

Slow economic recovery in NJ is constraining
growth in all market sectors
Modest residential growth limited
by housing market inactivity and
the slow economic recovery
Consumer spending is trending
with the slow economic recovery
and impacting growth in the
commercial sector
Industrial sales growth continues
to be constrained by slow
economic recovery
0.3%
0.4%
0.0%
0.5%
0.9%
0.7%
0.3%
0.7%
2013 - 2015
Projected Sales Growth – Gas*
2013 – 2015
Projected Sales Growth – Electric*
Residential Commercial Industrial Total
Residential Commercial Industrial Total

*WEATHER NORMALIZED ESTIMATED ANNUAL GROWTH PER YEAR OVER FORECAST PERIOD;
PROJECTED SALES GROWTH FOR 2013 - 2015 GAS INCLUDES ONLY FIRM SALES.

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
2012 2011 2010 2009 2008
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 52 $            50 $         46 $         9 $             (71) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (10)             107          (1)             (11)             14
Lease Transaction Activity (Energy Holdings) 36              (173)         -              29              (490)
Storm O&M (PSEG Power) (39)             -              -              -                -
Market Transition Charge Refund (PSE&G) -                 -              (72)           -                -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) -                 34            -              -                (13)
Total Pro-forma adjustments 39 $            18 $         (27) $        27 $           (560) $
Fully Diluted Average Shares Outstanding (in Millions) 507             507          507          507            508
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.10 $         0.10 $      0.09 $      0.02 $        (0.14) $
Gain (Loss) on MTM (PSEG Power) (0.02)           0.21         -           (0.02)          0.03
Lease Transaction Activity (Energy Holdings) 0.07            (0.34)        -           0.05           (0.96)
Storm O&M (PSEG Power) (0.08)           -           -           -             -
Market Transition Charge Refund (PSE&G) -             -           (0.14)        -             -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) -             0.06         -           -             (0.03)
Total Pro-forma adjustments 0.07 $         0.03 $      (0.05) $     0.05 $        (1.10) $
For the Year Ended
December 31,
(Unaudited)
Pro-forma Adjustments, net of tax
A
PLEASE SEE PAGE 4 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS
AS A NON-GAAP FINANCIAL MEASURE AND HOW IT DIFFERS FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME.

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
B
2013 2012 2013 2012
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 8 $            4 $          17 $          9 $
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) 80 (10) (25) 42
Lease Related Activity (PSEG Energy Holdings) - 2 - 6
Storm O&M, (PSEG Power) 2 - (15) -
Total Pro-forma adjustments 90 $          (4) $        (23) $         57 $
Fully Diluted Average Shares Outstanding (in Millions)
507 507 507 507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.02 $        0.01 $     0.04 $       0.02 $
Gain (Loss) on MTM
(a)
(PSEG Power) 0.16 (0.02) (0.05) 0.08
Lease Related Activity (PSEG Energy Holdings) - - - 0.01
Storm O&M, (PSEG Power) - - (0.03) -
Total Pro-forma adjustments 0.18 $        (0.01) $    (0.04) $      0.11 $
(a) Includes the financial impact from positions with forward delivery months.
Three Months Ended Six Months Ended
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Income from Continuing Operations/Net Income to Compute Operating Earnings
(Unaudited)
June 30, June 30, Pro-forma Adjustments, net of tax
PLEASE SEE PAGE 4 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS
AS A NON-GAAP FINANCIAL MEASURE AND HOW IT DIFFERS FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME.
Earnings Impact ($ Millions)